Inventories	12 Months Ended
Dec. 31, 2025
Inventory Disclosure [Abstract]
Inventories	Inventories

December 31,	2025	2024
Finished goods	$462	$458
Work-in-process	885	903
Purchased raw materials	424	408
Operating supplies	78	71
Total inventories	$1,849	$1,840
As of December 31, 2025 and 2024, the portion of inventories valued on a LIFO basis was $642 and $544, respectively. If valued on an average-cost basis, total inventories would have been $333 and $280 higher as of December 31, 2025 and 2024, respectively. Reductions in LIFO inventory quantities caused partial liquidation of LIFO inventory layers resulting in recognition of a benefit of $3 and $1 in 2025 and 2023, respectively. In 2024, we did not have any LIFO inventory layer liquidations.